                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

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         Filed by a Party other than the Registrant [ ]

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              Only (as permitted by Rule 14a-6(e)(2))

         [x]  Definitive Proxy Statement

         [ ]  Definitive Additional Materials

         [ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                            Sharper Image Corporation
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                (Name of Registrant as Specified in Its Charter)

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     (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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                            [THE SHARPER IMAGE LOGO]

                                                                  April 30, 1997

TO THE STOCKHOLDERS OF
SHARPER IMAGE CORPORATION:

     You are cordially invited to attend the Annual Meeting of Stockholders of Sharper Image Corporation (the "Company") on June 9, 1997 at 2:00 p.m., which will be held at the World Trade Club, Ferry Building, San Francisco, California 94111.

     Details of business to be conducted at the Annual Meeting are given in the attached Notice of Annual Meeting and Proxy Statement. At the Annual Meeting, we will present a report on the progress of the Company during the past year.

     Accompanying this Proxy Statement is our 1996 Annual Report to
Stockholders.

     We hope that you will attend the Annual Meeting. Whether or not you plan to attend the meeting, please sign, date and return the enclosed proxy promptly in the accompanying reply envelope so that your shares will be represented at the Annual Meeting.

                                          Sincerely yours,

                                          RICHARD THALHEIMER
                                          Founder, Chairman of the Board, and
                                          Chief Executive Officer

                           SHARPER IMAGE CORPORATION
                                650 DAVIS STREET
                        SAN FRANCISCO, CALIFORNIA 94111

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                            TO BE HELD JUNE 9, 1997

     The Annual Meeting of Stockholders of Sharper Image Corporation (the "Company") will be held at the World Trade Club, Ferry Building, San Francisco, California 94111, on Monday, June 9, 1997, at 2:00 p.m., for the following purposes:

          1. To elect Directors to serve until the next Annual Meeting and until their successors have been elected and qualified;

          2. To ratify the selection of Deloitte & Touche LLP as the Company's independent auditor for the fiscal year ending January 31, 1998; and

          3. To transact any other business which may properly come before the meeting or any adjournments or postponements thereof.

     The foregoing items of business are more fully described in the Proxy Statement that accompanies this Notice.

     Stockholders of record at the close of business on April 14, 1997 will be entitled to vote at the Annual Meeting. Whether or not you plan to attend, please sign, date, and return the enclosed proxy in the envelope provided. The prompt return of your proxy will assist us in preparing for the Annual Meeting.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                          RICHARD THALHEIMER
                                          Founder, Chairman of the Board, and
                                          Chief Executive Officer

San Francisco, California
April 30, 1997

                            [THE SHARPER IMAGE LOGO]

                                PROXY STATEMENT

                                    FOR THE

                       ANNUAL MEETING OF STOCKHOLDERS OF

                           SHARPER IMAGE CORPORATION

                            TO BE HELD JUNE 9, 1997

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Sharper Image Corporation, a Delaware corporation (the "Company"), for the Annual Meeting of Stockholders of the Company to be held at 2:00 p.m. on June 9, 1997 and at any adjournments or postponements thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. This Proxy Statement and the proxy card were first mailed to stockholders on or about April 30, 1997.

     The address of the principal executive office of the Company is 650 Davis Street, San Francisco, California 94111.

                                 VOTING RIGHTS

     Only stockholders of record of the Company's Common Stock ("Common Stock") at the close of business on April 14, 1997 will be entitled to notice of and to vote at the Annual Meeting. Each share of Common Stock entitles the holders thereof to one vote on each matter to come before the Annual Meeting. On April 14, 1997, there were 8,266,940 shares of Common Stock outstanding.

     The enclosed proxy is solicited by the Company's Board of Directors ("Board of Directors" or "Board"), and, when returned properly completed, will be voted as you direct on your proxy card. In the absence of contrary instructions, shares represented by such proxies will be voted FOR the proposals discussed herein and in the discretion of the proxy holders on other matters presented at the Annual Meeting. Management does not know of any matters to be presented at this Annual Meeting other than those set forth in this Proxy Statement and in the Notice accompanying this Proxy Statement. If other matters should properly come before the Annual Meeting, in the discretion of the proxy holder, shares represented by such proxies will be voted upon any other business. Abstentions and broker non-votes are each included in the number of shares present for quorum purposes. Abstentions which may be specified on all proposals other than the election of Directors are counted in tabulations of the votes cast on proposals presented to stockholders; whereas broker non-votes are not counted for purposes of determining whether a proposal has been approved.

                            REVOCABILITY OF PROXIES

     Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Secretary of the Company a written notice of revocation or a duly executed proxy bearing a later date or by attending the Annual Meeting and voting the shares covered by the proxy in person.

                            SOLICITATION OF PROXIES

     The entire cost of soliciting proxies will be borne by the Company. The original solicitation of proxies by mail may be supplemented by solicitation by telephone, telegram, or other means by Directors, officers, employees or agents of the Company who will not receive additional compensation for such solicitation. Copies of the solicitation material will be furnished to brokerage firms, fiduciaries and other custodians holding shares in their names that are beneficially owned by others to forward to such beneficial owners. Such persons will be reimbursed by the Company for their reasonable expenses incurred in sending proxy material to beneficial owners of the Common Stock.

                       PROPOSAL 1:  ELECTION OF DIRECTORS

     At the Annual Meeting, six (6) Directors (constituting the entire Board) are to be elected to serve until the next Annual Meeting and until their successors are elected and qualified. Set forth below is information regarding the nominees to the Board of Directors for election as Directors. Director Lawrence Feldman will not be standing for re-election.

     It is intended that the proxies will be voted for the election as Directors of the six nominees named below, unless authority to vote for any such nominee is withheld. The six nominees receiving the highest number of affirmative votes at the Annual Meeting will be elected. In the unanticipated event that a nominee is unable or declines to serve as a Director at the time of the Annual Meeting, the proxies will be voted for any nominee named by the present Board of Directors to fill the vacancy. Each nominee has agreed to serve if elected, and the Board of Directors is not aware of any nominee who is unable or will decline to serve as a Director.

NOMINEES TO THE BOARD OF DIRECTORS

        NAME                        PRINCIPAL OCCUPATION                 AGE
--------------------  -------------------------------------------------  ---
Richard Thalheimer    Founder, Chairman of the Board and Chief           49
                        Executive Officer of Sharper Image Corporation
Elyse Eng Thalheimer  Director, Sharper Image Corporation                49
Alan Thalheimer       Retired Business Executive                         71
Gerald Napier         Retired President, I. Magnin and Company           70
Maurice Gregg         Retail Financial Consultant                        65
J. Gary Shansby       Founder, The Shansby Group                         59

     RICHARD THALHEIMER is the founder of the Company and has served as Chief Executive Officer and as a Director of the Company since 1978 and as Chairman of the Board of Directors since 1985. Mr. Richard Thalheimer also served as President of the Company through July 1993.

     ELYSE ENG THALHEIMER has been a Director of the Company since April 1987 and was Secretary of the Company from March 1987 through June 1995. Ms. Thalheimer served as Director of Personnel at the Company from August 1981 through November 1986. Ms. Thalheimer is the wife of Mr. Richard Thalheimer.

     ALAN THALHEIMER has been a Director of the Company since June 1981 and was President of Thalheimer, Inc. or its predecessor from May 1981 through 1993. Thalheimer, Inc. was the Company's supplier of gemstones and a major supplier of jewelry. Mr. Alan Thalheimer retired from Thalheimer Inc., in 1993 which thereafter terminated the supplier relationship with the Company. Mr. Alan Thalheimer is the father of Mr. Richard Thalheimer.

     MAURICE GREGG was appointed by the Board of Directors to serve as a Director of the Company in October 1987. Mr. Gregg is a certified public accountant and has been a retail financial consultant since June 1986. Mr. Gregg served as Executive Vice President, Chief Financial Officer and a director of The Gap, Inc. from April 1980 to June 1986.

     GERALD NAPIER was appointed by the Board of Directors to serve as a Director of the Company in April 1997. Mr. Napier was the President of I. Magnin and Company from February 1982 until retiring in 1988. Mr. Napier was Senior Vice President of General Operations at Abraham and Straus from 1977 to 1982.

     J. GARY SHANSBY was appointed by the Board of Directors to serve as a Director of the Company in November 1995. Mr. Shansby is the founder and Managing General Partner of The Shansby Group, a Partnership which invests in the acquisition of companies in consumer industries. Mr. Shansby served as the Chairman of the Board of Directors and Chief Executive Officer of Shaklee Corporation from March 1975 through December 1985.

BOARD MEETINGS AND COMMITTEES

     The Board of Directors of the Company held four meetings during fiscal 1996. Each Director attended more than seventy-five percent (75%) of the aggregate of (i) the total number of such meetings held during the fiscal year, or a portion of the fiscal year, during which such Director served as a member of the Board; and (ii) the total number of meetings held by all committees of the Board on which such Director served as a member. The Board of Directors has an Audit Committee, a Finance Committee, a Compensation Committee and a Stock Option Committee.

     The Audit Committee of the Board was established in November 1987 and consists of Directors Maurice Gregg, Lawrence Feldman and Alan Thalheimer. The Audit Committee is responsible for recommending engagement of the Company's independent auditor, approving services performed by such accountants and reviewing internal accounting controls, audit plans and results, and financial reporting procedures. The Audit Committee held two meeting during fiscal 1996.

     The Finance Committee was established in November 1987 and consists of Directors Richard Thalheimer, Alan Thalheimer and Maurice Gregg and is responsible for overseeing the financial condition of the Company. The Finance Committee held two meetings during fiscal 1996.

     The Compensation Committee was established in November 1987 and consists of Directors Maurice Gregg, Lawrence Feldman, Alan Thalheimer and J. Gary Shansby. The Compensation Committee is responsible for making and reviewing recommendations regarding employee compensation. The Compensation Committee held two meetings during fiscal 1996.

     The Stock Option Committee was established in October 1987 and consists of Directors Maurice Gregg, Alan Thalheimer and Lawrence Feldman. The Stock Option Committee is responsible for administering the Company's Amended and Restated Stock Option Plan (the "Stock Option Plan"). The Stock Option Committee did not hold any meetings during fiscal 1996. All actions were effected by written consents during fiscal 1996.

     The Board of Directors does not have a nominating committee or committee performing similar functions.

DIRECTOR REMUNERATION

     During fiscal 1996, each of the Company's non-employee Directors was paid an annual retainer of $5,000 plus $1,000 for attending each regular meeting of the Board of Directors. The general policy of the Company is to reimburse Directors for all reasonable expenses incurred to attend each meeting of the Board of Directors. All Directors are also eligible to participate in certain of the Company's employee benefit plans. Under the 1994 Non-Employee Directors Stock Option Plan, each individual who first becomes an eligible non-employee Board member will be automatically granted an option to purchase 2,000 shares of Common Stock. In addition, on the date of each Annual Stockholders Meeting, each individual re-elected as a non-employee Board member at that Annual Meeting will receive an automatic option grant to purchase 1,000 shares of Common Stock, provided such individual has served as a Board member for at least six (6) months. The exercise price will be 100% of the fair market value of the Common Stock on the automatic grant date. The options are immediately exercisable and the option shares will vest upon the optionee's completion of one (1) year of Board service measured from the grant date. Any unvested shares purchased under the option will be subject to repurchase by the Company upon the optionee's cessation of Board service prior to vesting in those shares. Mr. Napier received, in connection with his appointment to the Board in April 1997, an automatic option grant for 2,000 shares of common stock with an exercise price of $3.75 per share. The five non-employee Board members re-elected to the Board at the 1996 Annual Meeting, Messrs. A. Thalheimer,

Feldman, Gregg and Shansby and Ms. E. Thalheimer, each received at that time an automatic option grant for 1,000 shares of Common Stock with an exercise price of $4.75 per share.

                               SECURITY OWNERSHIP

     The following table sets forth the beneficial ownership of the Company's Common Stock as of April 14, 1997 by (i) all persons known by the Company to beneficially own five percent (5%) or more of its outstanding Common Stock, (ii) each Director, (iii) each of the Company's executive officers named in the Summary Compensation Table below, and (iv) all Directors and executive officers as a group. All shares are subject to the named person's sole voting and investment power except where otherwise indicated or where subject to applicable community property laws.

                                                                AMOUNT AND
                                                                NATURE OF
                                                                BENEFICIAL      PERCENT
                                 NAME                           OWNERSHIP       OF CLASS
        ------------------------------------------------------  ----------      --------
        Richard Thalheimer....................................  5,701,987(1)      68.9
        Dimensional Fund Advisors Inc.........................    469,000(2)       5.7
        Elyse Eng Thalheimer..................................    253,165(3)       3.1
        Alan Thalheimer.......................................     39,351(4)         *
        Lawrence W. Feldman...................................     13,000(5)         *
        Maurice Gregg.........................................     12,000(6)         *
        Gerald Napier.........................................      2,000(7)         *
        J. Gary Shansby.......................................      3,000(8)         *
        Barry Gilbert.........................................     50,000(9)         *
        Craig Womack..........................................    172,000(10)      2.1
        Vincent Barriero......................................     29,000(11)        *
        Sydney Klevatt........................................     57,800(12)        *
        Shannon King..........................................     19,450(13)        *
        All Directors and executive officers as a group
          (13 persons)........................................  6,177,988(14)     74.7

---------------

  *  Less than one percent of class.

 (1) Does not include 45,500 shares owned by Ms. Elyse Eng Thalheimer, Mr. Richard Thalheimer's wife. Includes 4,416,226 shares owned by The Richard
     J. Thalheimer Revocable Trust, of which Mr. Richard Thalheimer is trustee and sole beneficiary; 203,665 shares owned by The Richard J. Thalheimer and Elyse M. Thalheimer Family Trust, of which Mr. Richard Thalheimer is a co-beneficiary; 368,000 shares owned by The Richard J. Thalheimer Children's Trust; 14,363 shares owned by the Richard and Elyse Thalheimer Irrevocable Trust of 1995; 159,733 shares owned by the Richard J. Thalheimer 1995 Annuity Trust, of which Mr. Richard Thalheimer is trustee, 400,000 shares owned by the Richard J. Thalheimer 1997 Annuity Trust, of which Mr. Richard Thalheimer is trustee and 140,000 shares issuable upon exercise of options, which are currently exercisable or will become exercisable within 60 days after April 14, 1997. Mr. Thalheimer's address is The Sharper Image, 650 Davis Street, San Francisco, California 94111.

 (2) Dimensional Fund Advisors Inc. ("Dimensional"), a registered investment advisor, is deemed to have beneficial ownership of 469,000 shares of the Company's stock as of December 31, 1996, all of which shares are held in portfolios of DFA Investment Dimensions Group Inc., a registered open-end investment company, or in series of the DFA Investment Trust Company, a Delaware business trust, or the DFA Group Trust and DFA Participation Group Trust, investment vehicles for qualified employee benefit plans, all of which Dimensional Fund Advisors Inc. serves as investment manager. Dimensional disclaims beneficial ownership of all such shares. Dimensional has sole voting power with respect to 327,900 shares and sole dispositive power over 469,000 shares. Dimensional Fund Advisors Inc.'s address is 1299 Ocean Avenue, 11th floor, Santa Monica, California 90401.

 (3) Does not include 4,416,226 shares owned by Mr. Richard Thalheimer, Ms. Elyse Eng Thalheimer's husband. Includes 203,665 shares owned by The Richard J. Thalheimer and Elyse M. Thalheimer Family Trust, of which Ms. Elyse Eng Thalheimer is a co-beneficiary. Includes 4,000 shares issuable upon exercise of options, which are currently exercisable or will become exercisable within 60 days after April 14, 1997.

 (4) Does not include 88,800 shares owned by Mr. Alan Thalheimer's wife. Includes 30,651 shares owned by the Alan Thalheimer individual retirement account. Does not include 368,000 shares owned by The Richard J. Thalheimer Children's Trust, or 14,363 shares owned by the Richard and Elyse Thalheimer Irrevocable Trust of 1995, of which Mr. Alan Thalheimer is Trustee. Includes 4,000 shares issuable upon exercise of options, which are currently exercisable or will become exercisable within 60 days after April 14, 1997.

 (5) Includes 2,000 shares owned by the L.W. and Marie Feldman Trust and 11,000 shares issuable upon exercise of options, which are currently exercisable or will become exercisable within 60 days after April 14, 1997.

 (6) Includes 11,000 shares issuable upon exercise of options, which are currently exercisable or will become exercisable within 60 days after April 14, 1997.

 (7) Includes 2,000 shares issuable upon exercise of options, which are currently exercisable or will become exercisable within 60 days after April 14, 1997.

 (8) Includes 3,000 shares issuable upon exercise of options, which are currently exercisable or will become exercisable within 60 days after April 14, 1997.

 (9) Includes 50,000 shares issuable upon exercise of options, which are currently exercisable or will become exercisable within 60 days after April 14, 1997.

(10) Includes 160,400 shares issuable upon exercise of options, which are currently exercisable or will become exercisable within 60 days after April 14, 1997.

(11) Includes 29,000 shares issuable upon exercise of options, which are currently exercisable or will become exercisable within 60 days after April 14, 1997.

(12) Includes 57,400 shares issuable upon exercise of options, which are currently exercisable or will become exercisable within 60 days after April 14, 1997.

(13) Includes 17,700 shares issuable upon exercise of options, which are currently exercisable or will become exercisable within 60 days after April 14, 1997.

(14) Includes 483,100 shares issuable upon exercise of options, which are currently exercisable or will become exercisable within 60 days after April 14, 1997.

                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION

     The following table provides certain summary information concerning compensation paid or accrued by the Company to or on behalf of the Company's Chief Executive Officer and each of the five other most highly compensated executive officers of the Company (hereafter referred to as the "named executive officers") serving in that capacity as of January 31, 1997:

                           SUMMARY COMPENSATION TABLE

                                   FISCAL                                   LONG-TERM
                                    YEAR      ANNUAL COMPENSATION         COMPENSATION
                                    ENDED    ----------------------   ---------------------       ALL OTHER
   NAME AND PRINCIPAL POSITION     JAN. 31   SALARY($)    BONUS($)    OPTIONS (# OF SHARES)  COMPENSATION($)(1)
---------------------------------  -------   ----------   ---------   ---------------------  -------------------
Richard Thalheimer                   1997      510,514         -0-      300,000 shares(2)           45,085
  Founder, Chairman of the Board,    1996      541,406         -0-      300,000 shares(2)           42,118
  and Chief Executive Officer        1995      480,540     247,500      300,000 shares(2)           19,668
Barry Gilbert                        1997       43,750(3)      -0-      300,000 shares                  87
  Vice Chairman and
  Chief Operating Officer
Craig Womack                         1997      296,161         -0-       50,000 shares(4)            3,618
  President and Chief                1996      280,192         -0-       50,000 shares(4)            4,014
  Administrative Officer             1995      261,731      51,000            -0-                    1,869
Vincent Barriero                     1997      170,008         -0-       20,000 shares(4)              772
  Senior Vice President,             1996      165,961         -0-       20,000 shares(4)              780
  Chief Information Officer          1995      153,654      25,000            -0-                    1,501
Shannon King                         1997      180,005         -0-       15,000 shares(4)              556
  Senior Vice President,             1996      132,211         -0-       15,000 shares(4)              451
  Merchandising                      1995       94,137      14,000            -0-                      631
Sydney Klevatt                       1997      156,031         -0-      12,000 shares(4)             2,356
  Senior Vice President,             1996      153,485         -0-      12,000 shares(4)             2,387
  Marketing                          1995      137,788      20,000            -0-                    2,300

---------------

(1) Represents the following amounts for the named executive officers for the fiscal year ended January 31, 1997: (i) the premiums paid on the life insurance coverage provided such individuals, (ii) the contribution made by the Company to match the salary deferral contribution made by the officer to the Company's 401(k) Savings plan, up to a maximum of $250, (iii) the imputed value for goods and services provided by the Company, (iv) profit-sharing paid by the Company, and (v) the cash value compensation of the split-dollar life insurance policy maintained for Mr. Thalheimer. The clause (v) dollar value was determined by the demand loan approach for the benefit provided by the whole life portion of the premium paid by the Company, projected on an actuarial basis (see "Life Insurance Agreement".)

                                                                                                 SPLIT-DOLLAR
                                                                                                LIFE INSURANCE
                                         LIFE INSURANCE    MATCHING 401(K)    VALUE OF GOODS     "CASH VALUE"
                    NAME                   PREMIUM($)      CONTRIBUTION($)   AND SERVICES($)    COMPENSATION($)
      ---------------------------------  ---------------   ----------------  ----------------   ---------------
      Richard Thalheimer...............         522              250              14,890             29,423
      Barry Gilbert....................          87               0                    0                  0
      Craig Womack.....................         522              250               2,846                  0
      Vincent Barriero.................         522              250                   0                  0
      Sydney Klevatt...................       2,106              250                   0                  0
      Shannon King.....................         306              250                   0                  0

(2) In aggregate, during the past three fiscal years, a total of 300,000 shares were granted to Mr. Richard Thalheimer. This option was originally granted on October 7, 1994 at an exercise price of $6.875 and subsequently cancelled and regranted on April 12, 1995 at an exercise price of $5.625 and further cancelled and re-granted on March 26, 1996 at an exercise price of $3.75.

(3) Mr. Barry Gilbert joined the Company on December 2, 1996. This reflects salary paid from December 2, 1996 through January 31, 1997, based on an annual salary of $325,000.

(4) These options were granted on March 26, 1996 with an exercise price of $3.75 per share in cancellation of an option previously granted on April 12, 1995 with an exercise price of $5.625 per share.

EMPLOYMENT AGREEMENT AND CHANGE IN CONTROL ARRANGEMENTS

     During fiscal 1994, the Company adopted a Compensation Program for Mr. Richard Thalheimer, the Company's Founder, Chief Executive Officer and Chairman of the Board. The Compensation Program provides for the payment of base salary to Mr. Thalheimer in respect of each fiscal year based on the Company's performance during the prior fiscal year, and provides for the payment of a bonus to Mr. Thalheimer in respect of each fiscal year based on the Company's performance during that fiscal year. Specifically, the Compensation Program provides that Mr. Thalheimer's base salary for any fiscal year will be increased in the event the Company's earnings per share for the prior fiscal year has increased as compared to the fiscal year preceding the prior fiscal year, and will be reduced in the event that the Company's earnings per share for the fiscal year has decreased as compared to the fiscal year preceding such prior fiscal year. The Compensation Program also provides for bonus payments as a percentage of base salary based on specific target percentage increases in the Company's earnings per share for such fiscal years. The Compensation Program provides that Mr. Thalheimer will not, in any event, be paid a base salary less that the minimum base salary established by the Compensation Committee for each fiscal year. The minimum base salary for fiscal 1997 has been established at $495,000.

     In connection with his employment as the Company's Vice Chairman and Chief Operating Officer, beginning on December 2, 1996, the Company entered into an employment agreement with Mr. Barry Gilbert. The employment agreement provides for the payment of base salary to Mr. Gilbert, a guaranteed bonus payment of $50,000 based upon one year's employment with the Company, bonus payments based upon specific target percentage increases in the Company's earnings per share, and stock option grants. The employment agreement continues through January 31, 1999 and provides for severance pay equal to the remainder of the initial two-year employment term, but no fewer than 12 months of Mr. Gilbert's base salary, or if terminated subsequent to the completion of the two-year employment agreement up to 12 months of Mr. Gilbert's base salary until further employment is found. The initial base salary for Mr. Gilbert was set at $325,000.

     The Stock Option Committee as administrator of the Company's Stock Option Plan has the authority to provide for the accelerated vesting of the shares of Common Stock subject to outstanding options held by the Chief Executive Officer and the Company's other executive officers or any unvested shares actually held by those individuals under the Option Plan, in the event their employment were to be terminated (whether involuntarily or through a forced resignation) following an acquisition of the Company by merger or asset sale.

LIFE INSURANCE AGREEMENT

     Richard J. Thalheimer, the Company's Founder, Chairman of the Board, and Chief Executive Officer, is presently the owner and holder of 5,561,987 shares of the Company's Common Stock. The Company has been advised that on the death of the last to die of Richard J. Thalheimer and his wife Elyse Eng Thalheimer (a director of the Company) the estate of such last to die may be required to publicly sell all or substantially all of such shares to satisfy estate tax obligations. The public sale of such number of shares in all probability would destabilize the market for the Company's publicly traded stock. Accordingly, in May 1995, an agreement was entered into (commonly known as a split-dollar life insurance agreement) under the terms of which the Company will pay the premiums for certain survivorship life insurance policies with an aggregate face value of $20,000,000 on the lives of Richard J. and Elyse E. Thalheimer. Insurance benefits become payable when both have died, and the Company will have an interest in the insurance policies equal to the amount of premiums it has paid with the balance payable to a trust created by Richard J. and Elyse E. Thalheimer. To secure the repayment of the advances, the trust has assigned the life insurance policies to the Company as collateral.

OPTION GRANTS IN LAST FISCAL YEAR

     The following table sets forth the information noted for all grants of stock options made to the named executive officers listed in the Summary Compensation Table during the fiscal year ended January 31, 1997. No stock appreciation rights were granted during such fiscal year.

                                                                                       POTENTIAL REALIZABLE
                                              INDIVIDUAL GRANTS                              VALUE AT
                           --------------------------------------------------------       ASSUMED ANNUAL
                                             PERCENTAGE                                      RATES OF
                                              OF TOTAL                                     STOCK PRICE
                                              OPTIONS                                    APPRECIATION FOR
                                             GRANTED TO    EXERCISE OR                    OPTION TERM(5)
                            OPTIONS         EMPLOYEES IN   BASE PRICE    EXPIRATION    --------------------
           NAME            GRANTED(#)       FISCAL YEAR     ($/SH)(4)       DATE        5%($)      10%($)
-------------------------- ----------       ------------   -----------   ----------    --------   ---------
Richard Thalheimer........   300,000(1)         31.5%         $3.75         3/26/06    $707,506   $1,792,960
Barry Gilbert.............   300,000(2)         31.5%          3.25         12/2/06     707,506    1,792,960
Craig Womack..............    50,000(3)          5.3%          3.75         3/26/06     117,918      298,827
Vincent Barriero..........    20,000(3)          2.1%          3.75         3/26/06      47,167      119,531
Sydney Klevatt............    12,000(3)          1.3%          3.75         3/26/06      28,300       71,718
Shannon King..............    15,000(3)          1.6%          3.75         3/26/06      35,375       89,648

---------------

(1) The option grant to Mr. Richard Thalheimer has a maximum term of ten years, subject to earlier termination upon the optionee's cessation of service. The option grant reflected in the table is exercisable as follows: 100,000 shares became exercisable on March 26, 1996 and the remaining shares will become exercisable in five successive equal annual installments beginning January 31, 1997, provided Mr. Thalheimer continues in service. The option will be subject to full and immediate acceleration in the event the Company is acquired by merger or asset sale, unless the option is assumed or replaced by the acquiring entity. This grant replaced an option grant dated April 12, 1995 at an exercise price of $5.625.

(2) This reflects two option grants to Mr. Barry Gilbert dated December 2, 1996. Both option grants have a maximum term of ten years, subject to earlier termination upon the optionee's cessation of service. The first option grant is for 150,000 shares and is exercisable in three equal annual installments beginning February 1, 1997. The second option grant is for 150,000 shares and will vest entirely upon the completion of seven years of continuous employment with the Company. The vesting shall be accelerated by the following specified amounts in the event that any of the following conditions are satisfied: (i) in the event that the Company's earnings per share for the fiscal year ending January 31, 2000 equals or exceeds $.89 or the closing price of the Company's common stock has equaled or exceeded $8.00 per share for each of the twenty trading days immediately preceding January 31, 2000, then 50,000 shares shall vest on January 31, 2000; (ii) in the event that the Company's earnings per share for the fiscal year ending January 31, 2001 equals or exceeds $1.05 or the closing price of the Company's stock has exceeded $10.00 per share for each of the twenty trading days immediately preceding January 31, 2001, then 50,000 shares shall vest on January 21, 2001; (iii) in the event that the Company's earnings per share for the fiscal year ending January 31, 2002 equals or exceeds $1.25 or the closing price of the Company's stock has exceeded $12.00 per share for each of the twenty days immediately preceding January 31, 2002, then 50,000 shares shall vest on February 1, 2002.

(3) The option grants have a maximum term of ten years, subject to earlier termination upon the optionee's cessation of service. The option grants will become exercisable in three successive equal annual installments beginning January 31, 1999, provided the optionee continued in service. These options were granted on March 26, 1996 with an exercise price of $3.75 per share in cancellation of an option previously granted for the same number of shares on April 12, 1995 with an exercise price of $5.625.

(4) The exercise price may be paid in cash or in shares of common stock valued at fair market value on the exercise date or through a cashless exercise procedure involving the same-day sale of the purchased shares.

(5) There is no assurance that the actual stock price appreciation over the ten-year option term will be at those assumed rates or at any other level. Unless the market price of the Company's common stock does in fact appreciate over the option term, no value will be realized from the option grants.

OPTION EXERCISES AND HOLDINGS

     The following table provides information with respect to the named executive officers concerning the exercise of options during the last fiscal year and unexercised options held as of the end of the fiscal year. No stock appreciation rights have been granted under the Stock Option Plan.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR-END OPTION VALUES

                                                                                            VALUE OF UNEXERCISED IN-THE-
                                                                                              MONEY OPTIONS AT FISCAL
                                                                                             YEAR-END (MARKET PRICE OF
                                                                 NUMBER OF UNEXERCISED       SHARES AT FISCAL YEAR-END
                                          VALUE REALIZED           OPTIONS AT FISCAL           ($3.75) LESS EXERCISE
                            SHARES       (MARKET PRICE AT             YEAR-END(#)                    PRICE)($)
                         ACQUIRED ON    EXERCISE DATE LESS    ---------------------------   ----------------------------
          NAME           EXERCISE(#)    EXERCISE PRICE)($)    EXERCISABLE   UNEXERCISABLE   EXERCISABLE    UNEXERCISABLE
-------------------------------------   -------------------   -----------   -------------   -----------    -------------
Richard Thalheimer.......         --                --          140,000        160,000       $ -0-            $-0-
Barry Gilbert............         --                --           50,000        250,000          25,000        125,000
Craig Womack.............         --                --          160,400         55,000         287,625          7,500
Vincent Barriero.........         --                --           29,000         21,000          52,500          1,875
Shannon King.............         --                --           17,700         15,800          32,938          1,500
Sydney Klevatt...........         --                --           57,400         12,600         127,200          1,125

OPTION REPRICING

     The following table sets forth information with respect to the participation by the Company's current and former executive officers in all option repricing programs implemented by the Company during the period commencing May 5, 1987, the date the Company completed the initial public offering of its common stock and ending April 14, 1997.

                           TEN-YEAR OPTION REPRICING

                                                                                                   LENGTH OF
                                            NUMBER OF       MARKET                                  ORIGINAL
                                            SECURITIES     PRICE OF       EXERCISE                OPTION TERM
                                            UNDERLYING     STOCK AT       PRICE AT                 REMAINING
                                             OPTIONS       TIME OF        TIME OF                  AT DATE OF
                                             REPRICED    REPRICING OR   REPRICING OR     NEW      REPRICING OR
                                                OR        AMENDMENT      AMENDMENT     EXERCISE    AMENDMENT
        NAME AND POSITION          DATE     AMENDED(#)       ($)            ($)        PRICE($)     (YEARS)
-----------------------------------------   ----------   ------------   ------------   --------   ------------
Richard Thalheimer............... 3/26/96     300,000        3.75           5.625        3.75          4.1
  Founder, Chairman of the Board, 4/12/95     300,000        5.625          6.875        5.625         4.8
  and Chief Executive Officer

Craig Womack..................... 3/26/96      50,000        3.75           5.625         3.75         4.1
  President and Chief             4/29/93      10,000        1.875          2.875        1.875         4.8
  Administrative Officer          9/25/90      10,000        1.875          4.125        1.875         3.1
                                  9/25/90       7,000        1.875          4.750        1.875         3.3
                                  9/25/90      16,000        1.875          5.375        1.875         3.8
                                  9/25/90       7,400        1.875          4.750        1.875         3.9
                                  9/25/90      13,000        1.875          4.875        1.875         4.3
                                  9/25/90      27,000        1.875          7.375        1.875         5.2
                                  9/25/90      15,000        1.875          6.000        1.875         5.5
Vincent Barriero................. 3/26/96      20,000        3.75           5.625        3.75          4.1
  Senior Vice President,          4/29/93       5,000        1.875          2.875        1.875         4.8
  Chief Information Officer       9/25/90      10,000        1.875          8.875        1.875         4.9
                                  9/25/90       5,000        1.875          6.000        1.875         5.5

                                                                                                   LENGTH OF
                                            NUMBER OF       MARKET                                  ORIGINAL
                                            SECURITIES     PRICE OF       EXERCISE                OPTION TERM
                                            UNDERLYING     STOCK AT       PRICE AT                 REMAINING
                                             OPTIONS       TIME OF        TIME OF                  AT DATE OF
                                             REPRICED    REPRICING OR   REPRICING OR     NEW      REPRICING OR
                                                OR        AMENDMENT      AMENDMENT     EXERCISE    AMENDMENT
        NAME AND POSITION          DATE     AMENDED(#)       ($)            ($)        PRICE($)     (YEARS)
-----------------------------------------   ----------   ------------   ------------   --------   ------------
Shannon King.....................  3/26/96     15,000         3.75          5.625         3.75         4.1
  Senior Vice President,          4/29/93       4,000        1.875          2.875        1.875         4.8
  Merchandising                   9/25/90       1,500        1.875          4.125        1.875         3.1
                                  9/25/90       3,000        1.875          5.375        1.875         3.8
                                  9/25/90       4,000        1.875          4.875        1.875         4.3
                                  9/25/90       3,000        1.875          7.500        1.875         4.8
Sydney Klevatt...................  3/26/96     12,000         3.75          5.625         3.75         4.1
  Senior Vice President,          4/29/93       3,000        1.875          2.875        1.875         4.8
  Marketing
Tracy Wan........................  3/26/96     15,000        3.750          4.625        3.750         4.1
  Senior Vice President,          4/29/93       2,000        1.875          2.875        1.875         4.8
  Chief Financial Officer         9/25/90       1,000        1.875          6.375        1.875         4.6
                                  9/25/90       3,000        1.875          7.500        1.875         4.8
                                  9/25/90       2,000        1.875          6.000        1.875         5.5

          COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's Directors and executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, Directors and greater than ten-percent stockholders are required by regulation of the Securities and Exchange Commission to furnish the Company with copies of all Section 16(a) forms they file.

     To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended January 31, 1997, all other
Section 16(a) filing requirements applicable to its officers, Directors and greater than ten-percent beneficial owners were complied with.

                 COMPENSATION AND STOCK OPTION COMMITTEE REPORT
                           ON EXECUTIVE COMPENSATION

     The Compensation and Stock Option Committees of the Board of Directors (the "Committees") administer the Company's compensation policies and programs. The Compensation Committee has responsibility for executive compensation matters, including setting the base salaries of the Company's executive officers, approving individual bonuses and bonus programs for executive officers, and administering certain of the Company's employee benefit programs. The Stock Option Committee has sole responsibility for the administration of the Company's Stock Option Plan, under which grants may be made to executive officers and other key employees. The following is a summary of policies of the Committees that affect the compensation paid to executive officers, as reflected in the tables and text set forth elsewhere in this Proxy Statement.

     GENERAL COMPENSATION POLICY. The overall policy of the Committees is to offer the Company's executive officers competitive compensation opportunities based upon their personal performance, the financial performance of the Company and their contribution to that performance. One of the primary objectives is to have a substantial portion of each executive officer's compensation contingent upon the Company's financial success as well as upon such executive officer's own level of performance. Each executive officer's compensation package is generally comprised of three elements: (i) base salary, which is determined primarily on the basis of the individual's position and responsibilities and the level of the individual's performance, (ii) incentive performance awards payable in cash and tied to the Company's financial performance and individual performance, and (iii) long-term stock-based incentive awards designed to strengthen the mutuality of interests between the executive officers and the Company's stockholders. Generally, as an executive officer's level of responsibility increases, a greater portion of such executive officer's total compensation will be dependent upon Company performance and stock price appreciation rather than base salary.

     FACTORS. The principal factors considered in establishing the components of each executive officer's compensation package for the fiscal year ended January 31, 1997 are summarized below. The Committees may in their discretion apply entirely different factors, such as different measures of financial performance, for future fiscal years.

          BASE SALARY. The base salary for each officer is set primarily on the basis of personal performance, level of responsibility, salary levels for comparable positions of other retailers (as estimated based on the Committee's knowledge of the retail industry), internal comparability considerations, and, to a lesser extent, on the financial performance of the Company.

          INCENTIVE COMPENSATION. Annual bonuses are earned by an executive officer on the basis of the Company's financial performance and the base salary, personal performance and level of responsibility of such executive officer. The specific amounts paid to each executive officer, other than the Chief Executive Officer, was determined by the Company's Chief Executive Officer on the basis of personal performance and level of responsibility of each such executive officer, subject to the Compensation Committee's approval. No bonuses were paid by the Company to any executive officer during the fiscal year ended January 31, 1997, as a result of the Company's financial performance during that year.

          LONG-TERM STOCK-BASED INCENTIVE COMPENSATION.   Generally, the Stock
     Option Committee approves annual grants of stock options to each of the Company's executive officers under the Stock Option Plan. The grants are designed to align the interests of each executive officer with those of the stockholders and provide each individual with a significant incentive to manage the Company from the perspective of an owner with an equity stake in the business. Each grant generally allows the officer to acquire shares of the Company's common stock at a fixed price per share (the market price on the grant date) over a specified period of time (up to 10 years), thus providing a return to the executive officer only if the market price of the shares appreciates over the option term. The Stock Option Committee may also grant certain performance-based stock options. During 1996, the Company granted to Mr. Barry Gilbert such performance-based stock option, which is more fully described under "Executive Compensation and Other Information -- Option Grants in Last Fiscal Year." The size of the option grant to each executive officer generally is designed to create a meaningful opportunity for stock ownership and is based upon the executive officer's current position with the Company, internal comparability considerations regarding option grants made to other executive officers of the Company, the executive officer's current level of performance and the executive officer's potential for future responsibility and promotion over the option term. The Stock Option Committee also considers the number of vested and unvested options held by the executive officer at the time of the proposed grant in order to maintain an appropriate level of equity incentive for that individual. However, the Stock Option Committee does not adhere to any specific guidelines as to the relative option holdings of the Company's executive officers.

     CEO COMPENSATION. During fiscal 1995, the Company adopted a Compensation Program for Mr. Richard Thalheimer, the Company's Founder, Chief Executive Officer and Chairman of the Board. The Compensation Program provides for the payment of base salary to Mr. Thalheimer in respect of each fiscal year based on the Company's performance during the prior fiscal year, and provides for the payment of a bonus to Mr. Thalheimer in respect of each fiscal year based on the Company's performance during that fiscal year. Specifically, the Compensation Program provides that Mr. Thalheimer's base salary for any fiscal year will be increased in the event the Company's earnings per share for the prior fiscal year has increased as compared to the fiscal year preceding the prior fiscal year, and will be reduced in the event that the Company's earnings per share for the fiscal year has decreased as compared to the fiscal year preceding such prior fiscal year. The Compensation Program also provides for bonus payments as a percentage of base salary based on specific target percentage increases in the Company's earnings per share for such fiscal years. The

Compensation Program provides that Mr. Thalheimer will not, in any event, be paid a base salary less that the minimum base salary established by the Compensation Committee for each fiscal year. The minimum base salary for fiscal 1997 has been established at $495,000. On the basis of the earnings per share for the fiscal year ended January 31, 1997, Mr. Thalheimer did not receive a bonus. The Committee has also established a split-dollar life insurance arrangement for Mr. Thalheimer as discussed above under "Life Insurance Agreement."

     During the 1996 fiscal year, the Stock Option Committee concluded that the 300,000-share option grant made to Mr. Thalheimer in October 1994 which was subsequently cancelled and reissued on April 12, 1995, had lost its incentive value by reason of the decline in the market price of the Company's common stock. The grant was intended to serve as a significant component of Mr. Thalheimer's total compensation package and to provide him with a meaningful incentive to continue in the Company's employ and contribute to the Company's financial success. In order to assure that these objectives would be achieved, the Stock Option Committee believed it necessary to reprice Mr. Thalheimer's stock option grant to reflect the decline in the market price of the common stock. The Stock Option Committee felt that such decline was the result of market factors which affected stock prices throughout the retail industry and did not necessarily reflect the market's particular assessment of the Company's financial performance. Accordingly, on March 26, 1996, Mr. Thalheimer's 300,000-share option grant was repriced from $5.625 per share to the then current market price of $3.75 per share. The repriced option will become exercisable in accordance with the following vesting schedule; 100,000 shares became exercisable immediately and the remaining shares will become exercisable beginning on January 31, 1997, in a series of five successive equal annual installments.

     TAX LIMITATION. As a result of Section 162(m) of the Internal Revenue Code, which was enacted into law in 1993, the Company will not be allowed a federal income tax deduction for compensation paid to certain executive officers, to the extent that compensation exceeds $1 million per officer in any one year. This limitation will be in effect for each fiscal year of the Company beginning after December 31, 1993 and will apply to all compensation paid to the covered executive officers which is not considered to be performance based. Compensation which does qualify as performance-based compensation will not have to be taken into account for purposes of this limitation.

     The Company's Stock Option Plan is structured so that any compensation deemed paid to an executive officer in connection with the exercise price of option grants made under that plan will qualify as performance-based compensation which will not be subject to the $1 million limitation. Because it is very unlikely that the cash compensation payable to any of the Company's executive officers in the foreseeable future will approach the $1 million limit, the Committee has decided at this time not to take any other action to limit or restructure the elements of cash compensation payable to the Company's executive officers. The Committee will reconsider this decision should the individual cash compensation of any executive officer ever approach the $1 million level.

     Submitted by the Company's Compensation Committee and Stock Option Committee of the Board of Directors:

         Alan Thalheimer, Member, Compensation and Stock Option Committees Lawrence Feldman, Member, Compensation and Stock Option Committees Maurice Gregg, Member, Compensation and Stock Option Committees
         J. Gary Shansby, Member, Compensation Committee

               COMPENSATION AND STOCK OPTION COMMITTEE INTERLOCKS
                           AND INSIDER PARTICIPATION

     No executive officer of the Company serves as a member of the board of directors or compensation committee of any entity which has one or more executive officers serving as a member of the Company's Board of Directors or Compensation Committee. No member of the Compensation Committee is a former or current officer or employee of the Company.

                               PERFORMANCE GRAPH

               COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURNS*
             OF THE COMPANY, THE NASDAQ STOCK MARKET (U.S.) INDEX,
                          AND THE NASDAQ RETAIL INDEX

     The following graph compares the yearly percentage changes in the cumulative total stockholder return on the Company's Common Stock with the cumulative total return on the Nasdaq Stock Market (U.S.) Index and the Nasdaq Retail Trade Stocks Index during the five fiscal years ended January 31, 1997. The comparison assumes that $100 was invested on January 31, 1992 in the Company's Common Stock and in each of the foregoing indices and assumes reinvestment of dividends.

        Measurement Period             Sharper Image       Nasdaq Stock        Nasdaq Retail
      (Fiscal Year Covered)             Corporation        Market (U.S.)           Trade
1/92                                               100                 100                 100
1/93                                               109                 113                  90
1/94                                               217                 130                  97
1/95                                               239                 124                  85
1/96                                               161                 175                  96
1/97                                               130                 230                 119

* $100 INVESTED ON 01/31/92 IN STOCK OR INDEX-
 INCLUDING REINVESTMENT OF DIVIDENDS,
 FISCAL YEAR ENDING JANUARY 31.

                              CERTAIN TRANSACTIONS

     There were no reportable transactions during fiscal 1996.

         PROPOSAL 2:  RATIFICATION OF SELECTION OF INDEPENDENT AUDITOR

     The firm of Deloitte & Touche LLP served as independent auditor for the Company for the fiscal year ended January 31, 1997. The Board of Directors has selected the firm to continue in this capacity for the current fiscal year. Accordingly, the Company is asking the stockholders to ratify the selection of Deloitte & Touche LLP as independent auditor.

     Although the selection of Deloitte & Touche LLP is not required to be submitted to a vote of the stockholders, the Board of Directors believes it appropriate as a matter of policy to request that the stockholders ratify the selection of the independent auditor for the fiscal year ending January 31, 1998. In the event the stockholders fail to ratify the appointment, the Audit Committee of the Board of Directors will consider it as a direction to select other auditors for the subsequent year. Even if the selection is ratified, the Board in its discretion may direct the appointment of a different independent accounting firm at any time during the year if the Board feels that such a change would be in the best interests of the Company and its stockholders.

     The Company anticipates that a representative of Deloitte & Touche LLP will be present at the Annual Meeting. Such representative will be given the opportunity to make a statement if he or she desires to do so, and is expected to be available to respond to questions at the meeting.

     The Board of Directors recommends a vote FOR ratification of the selection of Deloitte & Touche LLP as the Company's independent auditor for the fiscal year ending January 31, 1998.

                             STOCKHOLDER PROPOSALS

     Stockholder proposals intended to be considered for inclusion in the Company's Proxy Statement for the Annual Meeting of Stockholders to be held in 1998 must be received by the Company no later than December 31, 1997. The proposal must be mailed to the Company's principal executive offices at 650 Davis Street, San Francisco, California 94111. Such proposals may be included in next year's Proxy Statement if they comply with certain rules and regulations promulgated by the Securities and Exchange Commission.

                                 OTHER BUSINESS

     The Board of Directors is not aware of any other matter which may be presented for action at the meeting. Should any other matter requiring a vote of the stockholders arise, the enclosed proxy card gives authority to the persons listed on the card to vote at their discretion on such matters.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                          Richard Thalheimer
                                          Founder, Chairman of the Board, and
                                          Chief Executive Officer
April 30, 1997
San Francisco, California

                           SHARPER IMAGE CORPORATION
                   650 DAVIS STREET, SAN FRANCISCO, CA 94111

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

   The undersigned hereby appoints Richard Thalheimer and Tracy Wan, and each of them, with full power of substitution, the proxy or proxies of the undersigned to vote all shares of Common Stock of Sharper Image Corporation which the undersigned is entitled to vote at the Annual Meeting of Stockholders of Sharper Image Corporation to be held on June 9, 1997 at 2:00 p.m., and at any adjournments or postponements thereof, with the same force and effect as the undersigned might or could do if personally present thereat:

1. ELECTION OF DIRECTORS

               [ ] FOR all nominees listed below                   [ ] WITHHOLD AUTHORITY to vote for
                                                                     all nominees listed below

    AUTHORITY TO VOTE FOR ANY NOMINEE MAY BE WITHHELD BY LINING THROUGH SUCH
                             NOMINEE'S NAME BELOW.

                  THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR

        RICHARD J. THALHEIMER, ALAN R. THALHEIMER, ELYSE ENG THALHEIMER,
                 MAURICE GREGG, GERALD NAPIER, J. GARY SHANSBY

2. PROPOSAL TO RATIFY THE SELECTION OF DELOITTE & TOUCHE LLP AS THE COMPANY'S INDEPENDENT AUDITOR. (The Board of Directors recommends a vote FOR.)

                [ ] FOR         [ ] AGAINST         [ ] ABSTAIN
                 (Continued and to be signed on the other side)

3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting and at any adjournments or postponements thereof.

     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3 IN THE DISCRETION OF THE PROXY HOLDERS, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND AT ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

DATED: , 1997

                                                      --------------------------
                                                              Signature

                                                      --------------------------
                                                       Additional signature if
                                                             held jointly

                                                      PLEASE SIGN EXACTLY AS
                                                      NAME APPEARS ABOVE. WHEN
                                                      SHARES ARE HELD JOINTLY,
                                                      EVERY HOLDER SHOULD SIGN.
                                                      WHEN SIGNING AS ATTORNEY,
                                                      EXECUTOR, ADMINISTRATOR,
                                                      TRUSTEE OR GUARDIAN,
                                                      PLEASE GIVE FULL TITLE AS
                                                      SUCH. IF A CORPORATION,
                                                      PLEASE SIGN IN FULL
                                                      CORPORATE NAME BY
                                                      PRESIDENT OR OTHER
                                                      AUTHORIZED OFFICER. IF A
                                                      PARTNERSHIP, PLEASE SIGN
                                                      IN PARTNERSHIP NAME BY
                                                      AUTHORIZED PERSON.

 PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED
                                    ENVELOPE